EXHIBIT 99.1

***FOR IMMEDIATE RELEASE***

For: ZIONS BANCORPORATION	Contact: Clark Hinckley
One South Main Street, Suite 1134	Tel: (801) 524-4787
Salt Lake City, Utah	January 27, 2004
Harris H. Simmons
Chairman/Chief Executive Officer

ZIONS BANCORPORATION REPORTS 2003 FOURTH

QUARTER RECORD EARNINGS OF $1.05 PER DILUTED SHARE

SALT LAKE CITY, January 27, 2004 – Zions Bancorporation (“Zions” or “the Company”) (Nasdaq: ZION) today reported fourth-quarter net income of $95.6 million, or $1.05 per diluted share. Net income and earnings per share increased 9.3% and 9.4%, respectively, over the $87.5 million and $0.96 per share earned for the fourth quarter of 2002.

“We are pleased to report record earnings for the quarter,” stated Harris H. Simmons, chairman and chief executive officer. “While growth has been challenging in the difficult economic environment of 2003, we saw significant loan growth in Arizona and Nevada during the past quarter and see evidence of improving economic conditions throughout our footprint. Overall,” added Simmons, “this has been a very productive year for Zions. We have strengthened the balance sheet, improved the expense structure, brought greater focus to the franchise, seen improvement in credit quality, and continued to grow the core banking business.”

For the year 2003, net income was $337.8 million or $3.72 per diluted share, compared with $256.3 million or $2.78 per diluted share for 2002. Income from continuing operations for 2003 was $339.6 million, an increase of 7.1% from $317.1 million for 2002. Income from continuing operations was $3.74 per diluted share for 2003 compared with $3.44 for 2002. The return on average common equity was 15.05% for the fourth quarter, and for the year 2003 was 13.69%, up from 10.95% in 2002.

Results in both 2003 and 2002 were impacted by goodwill impairment charges resulting from the adoption and application of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, as well as gains on sales of marketable equity securities, losses related to venture investments, restructuring charges, and other items previously highlighted in earnings press releases for the quarters in which they occurred.

Loan and Deposit Growth

Loan growth for the fourth quarter continued at the modest levels that were experienced throughout the year, reflecting an improving but still soft economy in Zions’ primary markets. Strong loan growth in Arizona and Nevada was offset by weakness in California and Colorado. Loan balances for 2004 will be affected by the previously discussed sale of certain branches in Colorado (expected to close in the first or second quarter of 2004). On-balance-sheet loans and leases were $19.9 billion at December 31, 2003,

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ZIONS BANCORPORATION

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January 27, 2004

an increase of 4.6% over December 31, 2002. On-balance-sheet loans and leases and sold loans being serviced were $22.7 billion at December 31, 2003, an increase of 5.5% from December 31, 2002 and 6.7% annualized from the September 30, 2003 amount.

Total deposits at December 31, 2003 were $20.9 billion, an increase of 3.8% over year-end 2002 and essentially the same as the balances reported at September 30, 2003. However, core deposits increased at an annualized rate of 2.5% in the fourth quarter.

Net Interest Income

For the quarter, taxable-equivalent net interest income increased 7.5% to $283.9 million compared with $264.2 million for the fourth quarter of 2002. Net interest margin for the fourth quarter was 4.39%, unchanged from 4.39% for the third quarter of 2003 and slightly lower than 4.41% for the fourth quarter of 2002. The Company continues to believe that it is likely to face continued downward pressure on margins in coming quarters if the present interest rate environment persists.

Noninterest Income

For the fourth quarter of 2003, noninterest income decreased $3.8 million or 3.6% to $102.8 million compared to $106.6 million in the fourth quarter of 2002. The largest contributors to this decrease were loan sales and servicing income and market making, trading and nonhedge derivative income. Loan sales and servicing income included no gains on sale from new securitizations in the fourth quarter. In addition, mortgage originations and associated income were lower. Trading income was negatively impacted by approximately $2 million due to a decline in the average spread per trade.

Noninterest Expense

Noninterest expense for the fourth quarter of 2003 was $218.0 million, compared with $218.8 million for the same period in 2002. The Company’s efficiency ratio for 2003 was 55.65% compared with 63.40% for 2002, reflecting management’s continuing efforts to identify opportunities for operating efficiencies and cost control. However, the Company believes that the 56.38% efficiency ratio during the fourth quarter is more indicative of the current run rate than the 55.65% for the full year. The full year number was favorably impacted by large equity gains in the third quarter.

Asset Quality

As of December 31, 2003, the ratio of nonperforming loans and other real estate to total loans was 0.49%, the lowest since year-end 2000, compared to 0.56% at September 30, 2003 and 0.61% at December 31, 2002. Net loan and lease losses for the fourth quarter of 2003 were $16.6 million or an annualized 0.34% of total average loans, compared with $18.4 million and 0.38% for the third quarter of 2003 and $12.5 million and 0.27% for the fourth quarter of 2002.

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ZIONS BANCORPORATION

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January 27, 2004

Provision for Loan Losses

For the fourth quarter of 2003, the provision for loan losses was $16.0 million compared with $18.3 million and $15.8 million in the third quarter of 2003 and fourth quarter of 2002, respectively. The provision for loan losses is the amount of expense that, based on management’s judgment, is required to maintain the allowance for loan losses at an adequate level. In determining an adequate level for the allowance, management performs periodic evaluations of the Company’s various portfolios, the levels of actual loan losses, and statistical trends and other economic factors.

Capital Management

During the fourth quarter of 2003, Zions repurchased 505,470 shares of its common stock at an average price of $61.56 per share. For 2003, stock repurchases aggregated 2,083,101 shares at an average price of $51.29 per share. As of December 31, 2003, the Company had $20.4 million remaining in its currently authorized share repurchase program. As previously released, the Company has declared a quarterly dividend of $0.30 per share payable on February 25, 2004 to shareholders of record on February 11, 2004. In addition, on January 16, 2004, the Board of Directors authorized $50 million for share repurchases, superseding the balance remaining under the prior authorization.

Weighted average common and common equivalent shares outstanding for the fourth quarter of 2003 were 91,407,363 shares compared with 90,810,743 for the third quarter of 2003 and 91,073,433 for the fourth quarter of 2002. Weighted average shares increased by 596,620 shares during the fourth quarter because share repurchases were more than offset by shares issued as a result of option exercises and the impact of a higher average stock price in the calculation of fully diluted shares.

The Company’s tangible common equity ratio was 6.53% at December 31, 2003 compared to 6.55% at September 30, 2003 and 6.06% at December 31, 2002.

Conference Call

Zions will host a conference call to discuss these fourth quarter results at 5:30 p.m. ET this afternoon (January 27, 2004). Media representatives, analysts and the public are invited to listen to this discussion by calling 1-800-901-5213, or via on-demand webcast. A link to the webcast is available on the Zions Bancorporation Web site at www.zionsbancorporation.com. A replay of the call will be available through February 10, 2004.

About Zions Bancorporation

Zions Bancorporation is one of the nation’s premier financial services companies, consisting of a collection of great banks in select high growth markets. Under local management teams and community identities, Zions operates over 400 full-service banking offices in Arizona, California, Colorado, Idaho, Nevada, New Mexico, Utah and Washington. In addition, Zions is a national leader in SBA lending, public finance advisory services, agricultural finance and electronic bond trading. The Company is included in the S&P 500 Index. Investor information and links to subsidiary banks can be accessed at www.zionsbancorporation.com.

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ZIONS BANCORPORATION

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January 27, 2004

Forward-Looking Information

This news release contains sections regarding the projected performance of Zions and its subsidiaries. These statements constitute forward-looking information within the meaning of the Private Securities Litigation Reform Act. Actual results of achievements may differ materially from the projections provided in this release since such projections involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: competitive pressures among financial institutions increasing significantly; economic conditions, either nationally or locally, in areas in which the Company conducts operations being less favorable that expected; and legislation or regulatory changes which adversely affect the ability of the combined Company to conduct business combinations or new operations. The Company disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

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ZIONS BANCORPORATION AND SUBSIDIARIES

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FINANCIAL HIGHLIGHTS

(Unaudited)

(In thousands, except per share and ratio data)	Three Months Ended December 31,			Years Ended December 31,
	2003	2002	% Change	2003	2002	% Change
EARNINGS
Taxable-equivalent net interest income	$283,866	$264,187	7.45%	$1,118,416	$1,056,434	5.87%
Net interest income	278,254	258,582	7.61%	1,095,494	1,035,142	5.83%
Noninterest income	102,753	106,568	(3.58)%	490,095	376,814	30.06%
Provision for loan losses	15,980	15,775	1.30%	69,940	71,879	(2.70)%
Noninterest expense	217,967	218,808	(0.38)%	893,862	858,928	4.07%
Impairment loss on goodwill	—	—		75,628	—
Income before income taxes and minority interest	147,060	130,567	12.63%	546,159	481,149	13.51%
Income taxes	51,890	46,958	10.50%	213,751	167,702	27.46%
Minority interest	(440)	(449)	(2.00)%	(7,185)	(3,660)	96.31%
Income from continuing operations	95,610	84,058	13.74%	339,593	317,107	7.09%
Income (loss) on discontinued operations	—	3,437	(100.00)%	(1,770)	(28,460)	93.78%
Cumulative effect of change in accounting principle	—	—		—	(32,369)	100.00%
Net income	95,610	87,495	9.27%	337,823	256,278	31.82%

PER COMMON SHARE
Net income (diluted)	1.05	0.96	9.38%	3.72	2.78	33.81%
Income from continuing operations (diluted)	1.05	0.92	14.13%	3.74	3.44	8.72%
Income (loss) on discontinued operations (diluted)	—	0.04	(100.00)%	(0.02)	(0.31)	93.55%
Dividends	0.30	0.20	50.00%	1.02	0.80	27.50%
Book value				28.27	26.17	8.02%

SELECTED RATIOS
Return on average assets	1.32%	1.29%		1.20%	0.97%
Return on average common equity	15.05%	14.64%		13.69%	10.95%
Efficiency ratio	56.38%	60.03%		55.65%	63.40%
Net interest margin	4.39%	4.41%		4.45%	4.56%

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FINANCIAL HIGHLIGHTS (Continued)

(Unaudited)

(In thousands, except share and ratio data)	Three Months Ended December 31,			Years Ended December 31,
	2003	2002	% Change	2003	2002	% Change
AVERAGE BALANCES
Total assets	$28,761,614	$26,933,868	6.79%	$28,203,544	$26,296,521	7.25%
Securities	4,858,930	3,686,626	31.80%	4,447,008	3,862,703	15.13%
Net loans and leases	19,539,294	18,378,151	6.32%	19,324,633	18,113,979	6.68%
Goodwill	654,151	732,292	(10.67)%	710,709	743,957	(4.47)%
Core deposit and other intangibles	72,499	86,368	(16.06)%	77,472	98,478	(21.33)%
Total deposits	20,782,912	19,637,467	5.83%	20,253,236	18,601,496	8.88%
Core deposits (1)	19,521,067	18,218,068	7.15%	18,963,302	17,114,794	10.80%
Minority interest	20,297	22,276	(8.88)%	21,790	21,116	3.19%
Shareholders’ equity	2,520,280	2,371,372	6.28%	2,468,176	2,341,443	5.41%

Weighted average common and common-equivalent shares outstanding	91,407,363	91,073,433	0.37%	90,734,500	92,079,311	(1.46)%

AT PERIOD END
Total assets				$28,558,238	$26,565,689	7.50%
Securities				4,818,017	3,635,951	32.51%
Net loans and leases				19,920,361	19,039,843	4.62%
Sold loans being serviced (2)				2,782,175	2,476,490	12.34%
Allowance for loan losses				268,506	279,593	(3.97)%
Goodwill				654,152	730,031	(10.39)%
Core deposit and other intangibles				68,747	82,920	(17.09)%
Total deposits				20,896,695	20,131,980	3.80%
Core deposits (1)				19,669,582	18,729,791	5.02%
Minority interest				19,776	22,677	(12.79)%
Shareholders’ equity				2,540,023	2,373,843	7.00%

Common shares outstanding				89,840,638	90,717,692	(0.97)%

Average equity to average assets	8.76%	8.80%		8.75%	8.90%
Common dividend payout	28.24%	20.79%		27.20%	28.58%
Nonperforming assets				97,964	115,730	(15.35)%
Loans past due 90 days or more				24,231	37,408	(35.23)%
Nonperforming assets to net loans and leases, other real estate owned and other nonperforming assets at period end				0.49%	0.61%

(1)	Amount consists of total deposits excluding time deposits $100,000 and over.
(2)	Amount represents the outstanding balance of loans sold and being serviced by the Company, excluding conforming first mortgage residential real estate loans.

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FINANCIAL HIGHLIGHTS (Continued)

(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share and ratio data)	2003				2002
EARNINGS
Taxable-equivalent net interest income	$283,866	$282,776	$279,794	$271,980	$264,187
Net interest income	278,254	277,079	273,953	266,208	258,582
Noninterest income	102,753	190,176	100,805	96,361	106,568
Provision for loan losses	15,980	18,260	18,150	17,550	15,775
Noninterest expense	217,967	245,506	216,403	213,986	218,808
Impairment loss on goodwill	—	75,628	—	—	—
Income before income taxes and minority interest	147,060	127,861	140,205	131,033	130,567
Income taxes	51,890	66,511	48,956	46,394	46,958
Minority interest	(440)	(2,849)	(1,159)	(2,737)	(449)
Income from continuing operations	95,610	64,199	92,408	87,376	84,058
Income (loss) on discontinued operations	—	(2,115)	17	328	3,437
Net income	95,610	62,084	92,425	87,704	87,495

PER COMMON SHARE
Net income (diluted)	1.05	0.68	1.02	0.97	0.96
Income from continuing operations (diluted)	1.05	0.71	1.02	0.96	0.92
Income (loss) on discontinued operations (diluted)	—	(0.03)	—	0.01	0.04
Dividends	0.30	0.30	0.21	0.21	0.20
Book value	28.27	27.66	27.63	26.74	26.17

SELECTED RATIOS
Return on average assets	1.32%	0.86%	1.32%	1.30%	1.29%
Return on average common equity	15.05%	9.89%	15.07%	14.81%	14.64%
Efficiency ratio	56.38%	52.08%	56.96%	58.11%	60.03%
Net interest margin	4.39%	4.39%	4.50%	4.54%	4.41%

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FINANCIAL HIGHLIGHTS (Continued)

(Unaudited)

	Three Months Ended
(In thousands, except share and ratio data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2003				2002
AVERAGE BALANCES
Total assets	$28,761,614	$28,696,504	$28,021,084	$27,313,646	$26,933,868
Securities	4,858,930	4,644,337	4,360,357	3,911,833	3,686,626
Net loans and leases	19,539,294	19,577,780	19,207,484	18,964,880	18,378,151
Goodwill	654,151	729,149	730,067	730,101	732,292
Core deposit and other intangibles	72,499	76,457	79,314	81,731	86,368
Total deposits	20,782,912	20,425,204	19,874,701	19,918,741	19,637,467
Core deposits (1)	19,521,067	19,129,253	18,594,105	18,596,803	18,218,068
Minority interest	20,297	20,930	22,991	22,981	22,276
Shareholders’ equity	2,520,280	2,489,613	2,459,145	2,402,132	2,371,372

Weighted average common and common- equivalent shares outstanding	91,407,363	90,810,743	90,586,065	90,647,613	91,073,433

AT PERIOD END
Total assets	$28,558,238	$27,604,188	$27,805,628	$27,208,734	$26,565,689
Securities	4,818,017	4,339,956	4,228,260	3,664,417	3,635,951
Net loans and leases	19,920,361	19,434,101	19,439,822	19,130,918	19,039,843
Sold loans being serviced (2)	2,782,175	2,894,638	2,367,751	2,401,930	2,476,490
Allowance for loan losses	268,506	281,311	281,486	280,533	279,593
Goodwill	654,152	654,161	730,069	730,069	730,031
Core deposit and other intangibles	68,747	72,265	75,817	79,368	82,920
Total deposits	20,896,695	20,874,124	20,625,170	20,801,005	20,131,980
Core deposits (1)	19,669,582	19,546,495	19,322,067	19,486,785	18,729,791
Minority interest	19,776	20,216	22,995	23,285	22,677
Shareholders’ equity	2,540,023	2,485,971	2,479,421	2,412,504	2,373,843

Common shares outstanding	89,840,638	89,864,022	89,724,846	90,215,449	90,717,692

Average equity to average assets	8.76%	8.68%	8.78%	8.79%	8.80%
Common dividend payout	28.24%	43.39%	20.47%	21.70%	20.79%
Nonperforming assets	97,964	109,566	119,371	107,381	115,730
Loans past due 90 days or more	24,231	36,752	35,055	49,806	37,408
Nonperforming assets to net loans and leases, other real estate owned and other nonperforming assets at period end	0.49%	0.56%	0.61%	0.56%	0.61%

(1)	Amount consists of total deposits excluding time deposits $100,000 and over.
(2)	Amount represents the outstanding balance of loans sold and being serviced by the Company, excluding conforming first mortgage residential real estate loans.

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CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)	December 31, 2003	September 30, 2003	December 31, 2002
	(Unaudited)	(Unaudited)
ASSETS
Cash and due from banks	$1,119,351	$1,168,611	$1,087,296
Money market investments:
Interest-bearing deposits	884	618	1,690
Federal funds sold	54,850	9,349	96,077
Security resell agreements	512,960	479,465	444,995
Investment securities:
Available for sale, at market	4,437,793	3,946,261	3,304,341
Trading account, at market (includes $211,943, $108,772, and $110,886 transferred as collateral under repurchase agreements)	380,224	393,695	331,610

	4,818,017	4,339,956	3,635,951
Loans:
Loans held for sale	176,886	216,026	289,499
Loans, leases and other receivables	19,839,755	19,313,092	18,843,006

	20,016,641	19,529,118	19,132,505
Less:
Unearned income and fees, net of related costs	96,280	95,017	92,662
Allowance for loan losses	268,506	281,311	279,593

Net loans	19,651,855	19,152,790	18,760,250
Other noninterest bearing investments	584,377	573,726	601,641
Premises and equipment, net	407,825	403,090	393,630
Goodwill	654,152	654,161	730,031
Core deposit and other intangibles	68,747	72,265	82,920
Other real estate owned	18,596	27,424	31,608
Other assets	666,624	722,733	699,600

	$28,558,238	$27,604,188	$26,565,689

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest-bearing demand	$5,882,929	$5,726,664	$5,117,458
Interest-bearing:
Savings and money market	12,044,499	12,065,766	11,654,258
Time under $100,000	1,507,628	1,553,127	1,766,844
Time $100,000 and over	1,227,113	1,327,629	1,402,189
Foreign	234,526	200,938	191,231

	20,896,695	20,874,124	20,131,980
Securities sold, not yet purchased	263,379	262,439	203,838
Federal funds purchased	1,370,619	904,839	819,807
Security repurchase agreements	841,170	690,910	861,177
Accrued liabilities	442,020	474,665	535,044
Commercial paper	126,144	109,771	291,566
Federal Home Loan Bank advances and other borrowings:
One year or less	215,354	15,790	15,554
Over one year	231,440	233,027	240,698
Long-term debt	1,611,618	1,532,436	1,069,505

Total liabilities	25,998,439	25,098,001	24,169,169

Minority interest	19,776	20,216	22,677
Shareholders’ equity:
Capital stock:
Preferred stock, without par value; authorized 3,000,000 shares; issued and outstanding, none	—	—	—
Common stock, without par value; authorized 350,000,000 shares; issued and outstanding 89,840,638, 89,864,022, and 90,717,692 shares	985,904	991,866	1,034,888
Retained earnings	1,538,677	1,470,063	1,292,741
Accumulated other comprehensive income	19,041	27,028	46,214
Shares held in trust for deferred compensation, at cost	(3,599)	(2,986)	—

Total shareholders’ equity	2,540,023	2,485,971	2,373,843

	$28,558,238	$27,604,188	$26,565,689

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CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three Months Ended December 31,		Years Ended December 31,
(In thousands, except per share amounts)	2003	2002	2003	2002
Interest income:
Interest and fees on loans	$289,555	$300,737	$1,178,767	$1,227,358
Interest on loans held for sale	1,545	2,708	8,280	9,437
Lease financing	4,368	4,641	18,893	20,589
Interest on money market investments	2,701	6,222	13,011	18,625
Interest on securities:
Held to maturity—taxable	—	—	—	2,292
Available for sale—taxable	35,000	28,825	126,592	128,622
Available for sale—nontaxable	7,286	7,066	29,205	26,889
Trading account	6,605	5,428	24,640	22,107

Total interest income	347,060	355,627	1,399,388	1,455,919

Interest expense:
Interest on savings and money market deposits	25,530	40,163	111,616	164,594
Interest on time and foreign deposits	15,245	24,523	71,875	114,128
Interest on borrowed funds	28,031	32,359	120,403	142,055

Total interest expense	68,806	97,045	303,894	420,777

Net interest income	278,254	258,582	1,095,494	1,035,142
Provision for loan losses	15,980	15,775	69,940	71,879

Net interest income after provision for loan losses	262,274	242,807	1,025,554	963,263

Noninterest income:
Service charges and fees on deposit accounts	32,580	30,840	129,846	118,994
Loan sales and servicing income	20,283	24,087	85,081	70,153
Other service charges, commissions and fees	22,244	20,346	88,919	81,175
Trust and investment management income	5,516	4,454	21,057	18,479
Income from securities conduit	8,145	6,467	29,421	20,317
Dividends and other investment income	7,672	8,866	28,508	35,469
Market making, trading and nonhedge derivative income	4,386	7,701	29,358	39,029
Equity securities gains (losses), net	(1,254)	(48)	63,807	(25,316)
Fixed income securities gains (losses), net	529	(29)	(17)	358
Other	2,652	3,884	14,115	18,156

Total noninterest income	102,753	106,568	490,095	376,814

Noninterest expense:
Salaries and employee benefits	122,725	119,320	491,563	478,028
Occupancy, net	17,987	17,464	70,986	68,627
Furniture and equipment	17,166	15,667	65,462	63,429
Legal and professional services	8,062	7,464	26,039	25,347
Postage and supplies	6,143	7,121	25,805	27,582
Advertising	5,103	4,644	18,212	20,577
Restructuring charges	—	658	1,872	3,349
Amortization of core deposit and other intangibles	3,519	3,371	14,190	13,379
Debt extinguishment cost	—	—	24,210	—
Impairment losses on long-lived assets	118	965	2,652	4,942
Other	37,144	42,134	152,871	153,668

Total noninterest expense	217,967	218,808	893,862	858,928

Impairment loss on goodwill	—	—	75,628	—

Income from continuing operations before income taxes and minority interest	147,060	130,567	546,159	481,149
Income taxes	51,890	46,958	213,751	167,702
Minority interest	(440)	(449)	(7,185)	(3,660)

Income from continuing operations	95,610	84,058	339,593	317,107

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CONSOLIDATED STATEMENTS OF INCOME (Continued)

(Unaudited)

	Three Months Ended December 31,		Years Ended December 31,
(In thousands, except per share amounts)	2003	2002	2003	2002
Discontinued operations:
Loss from operations of discontinued subsidiaries	$—	$(3,179)	$(466)	$(18,304)
Impairment losses and loss on sale	—	—	(2,407)	(28,691)
Income tax benefit	—	(6,616)	(1,103)	(18,535)

Income (loss) on discontinued operations	—	3,437	(1,770)	(28,460)

Income before cumulative effect of change in accounting principle	95,610	87,495	337,823	288,647
Cumulative effect of change in accounting principle, net of tax	—	—	—	(32,369)

Net income	$95,610	$87,495	$337,823	$256,278

Weighted average shares outstanding during the period:
Basic shares	89,913	90,943	90,048	91,566
Diluted shares	91,407	91,073	90,734	92,079

Net income per common share:
Basic:
Income from continuing operations	$1.06	$0.92	$3.77	$3.46
Income (loss) on discontinued operations	—	0.04	(0.02)	(0.31)
Cumulative effect of change in accounting principle	—	—	—	(0.35)

Net income	$1.06	$0.96	$3.75	$2.80

Diluted:
Income from continuing operations	$1.05	$0.92	$3.74	$3.44
Income (loss) on discontinued operations	—	0.04	(0.02)	(0.31)
Cumulative effect of change in accounting principle	—	—	—	(0.35)

Net income	$1.05	$0.96	$3.72	$2.78

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 12

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

    AND COMPREHENSIVE INCOME

(Unaudited)

	Year Ended December 31, 2003
			Accumulated Other Comprehensive Income (Loss)
(In thousands)	Common Stock	Retained Earnings	Net Unrealized Gains (Losses) on Investments and Retained Interests	Net Unrealized Gains (Losses) on Derivative Instruments	Minimum Pension Liability	Subtotal	Shares Held in Trust for Deferred Compensation	Total Shareholders’ Equity
Balance, January 1, 2003	$1,034,888	$1,292,741	$44,151	$25,420	$(23,357)	$46,214	$—	$2,373,843
Comprehensive income:
Net income		337,823						337,823
Other comprehensive income, net of tax:
Net realized and unrealized holding losses during the year, net of income tax benefit of $3,225			(5,207)			(5,207)
Reclassification for net realized gains recorded in operations, net of income tax expense of $9,248			(14,929)			(14,929)
Net unrealized losses on derivative instruments, net of reclassification to operations of $42,990 and income tax benefit of $9,312				(14,704)		(14,704)
Minimum pension liability, net of income tax expense of $4,965					7,667	7,667

Other comprehensive income (loss)			(20,136)	(14,704)	7,667	(27,173)		(27,173)

Total comprehensive income								310,650
Stock redeemed and retired	(106,844)							(106,844)
Stock options exercised, net of shares tendered and retired	57,860							57,860
Cash dividends—common, $1.02 per share		(91,887)						(91,887)
Cost of shares held in trust for deferred compensation							(3,599)	(3,599)

Balance, December 31, 2003	$985,904	$1,538,677	$24,015	$10,716	$(15,690)	$19,041	$(3,599)	$2,540,023

	Year Ended December 31, 2002
			Accumulated Other Comprehensive Income (Loss)
(In thousands)	Common Stock	Retained Earnings	Net Unrealized Gains (Losses) on Investments and Retained Interests	Net Unrealized Gains (Losses) on Derivative Instruments	Minimum Pension Liability	Subtotal	Shares Held in Trust for Deferred Compensation	Total Shareholders’ Equity
Balance, January 1, 2002	$1,111,214	$1,109,704	$31,774	$28,177		$59,951	$—	$2,280,869
Comprehensive income:
Net income		256,278						256,278
Other comprehensive income, net of tax:
Net realized and unrealized holding losses during the year, net of income tax benefit of $1,880			(3,035)			(3,035)
Reclassification for net realized losses recorded in operations, net of income tax benefit of $9,546			15,412			15,412
Net unrealized losses on derivative instruments, net of reclassification to operations of $34,916 and income tax benefit of $1,708				(2,757)		(2,757)
Minimum pension liability, net of income tax benefit of $15,128					$(23,357)	(23,357)

Other comprehensive income (loss)			12,377	(2,757)	(23,357)	(13,737)		(13,737)

Total comprehensive income								242,541
Stock redeemed and retired	(113,215)							(113,215)
Stock options exercised, net of shares tendered and retired	19,841							19,841
Issuance of common shares for acquisitions	17,048							17,048
Cash dividends—common, $.80 per share		(73,241)						(73,241)

Balance, December 31, 2002	$1,034,888	$1,292,741	$44,151	$25,420	$(23,357)	$46,214	$—	$2,373,843

Total comprehensive income for the three months ended December 31, 2003 and 2002 was $87,623 and $48,348, respectively.

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 13

SOLD LOANS BEING SERVICED

(Unaudited)

	Three Months Ended
(In thousands)	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002
Balance at beginning of the period	$2,894,638	$2,367,751	$2,401,930	$2,476,490	$3,012,780
Add:
New loans sold	107,373	715,534	142,666	98,091	137,507
Deduct:
Loans repurchased	—	—	—	—	(430,164)
Payments and other reductions	(219,836)	(188,647)	(176,845)	(172,651)	(243,633)

Balance at end of the period	$2,782,175	$2,894,638	$2,367,751	$2,401,930	$2,476,490

NONPERFORMING ASSETS

(Unaudited)

(In thousands)	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002
Nonaccrual loans	$78,170	$80,110	$98,843	$87,042	$82,006
Restructured loans	1,198	2,032	2,523	2,108	2,116
Other real estate owned and other nonperforming assets	18,596	27,424	18,005	18,231	31,608

Total	$97,964	$109,566	$119,371	$107,381	$115,730

% of net loans and leases*, other real estate owned and other nonperforming assets	0.49%	0.56%	0.61%	0.56%	0.61%

Accruing loans past due 90 days or more	$24,231	$36,752	$35,055	$49,806	$37,408

% of net loans and leases*	0.12%	0.19%	0.18%	0.26%	0.20%

* Includes loans held for sale.

ALLOWANCE FOR LOAN LOSSES

(Unaudited)

	Three Months Ended
(In thousands)	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002
Balance at beginning of the period	$281,311	$281,486	$280,533	$279,593	$265,406
Add:
Allowance for loan losses of companies acquired	—	—	—	—	1,010
Allowance for securitized loans repurchased	—	—	—	—	9,874
Provision for losses	15,980	18,260	18,150	17,550	15,775
Deduct:
Loan and lease charge-offs	(22,436)	(22,286)	(21,242)	(19,639)	(21,570)
Recoveries	5,866	3,851	4,045	3,029	9,098

Net loan and lease charge-offs	(16,570)	(18,435)	(17,197)	(16,610)	(12,472)
Reclassification of allowance for unfunded lending commitments	(12,215)	—	—	—	—

Balance at end of the period	$268,506	$281,311	$281,486	$280,533	$279,593

Ratio of allowance for loan losses to net loans and leases outstanding at period end	1.35%	1.45%	1.45%	1.47%	1.47%

Ratio of allowance for loan losses to nonperforming loans at period end	338.31%	342.47%	277.69%	314.68%	332.37%

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 14

LOAN BALANCES BY PORTFOLIO TYPE

(Unaudited)

(In millions)	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002
Loans held for sale	$177	$216	$236	$227	$289

Commercial lending:
Commercial and industrial	4,111	4,102	4,071	4,052	4,124
Leasing	377	378	391	372	384
Owner occupied	3,295	3,062	3,353	3,182	3,018

Total commercial lending	7,783	7,542	7,815	7,606	7,526

Commercial real estate:
Construction	2,867	2,907	2,983	2,991	2,947
Term	3,426	3,316	3,326	3,293	3,175

Total commercial real estate	6,293	6,223	6,309	6,284	6,122

Consumer:
Home equity credit line	838	780	762	703	651
1-4 family residential	3,874	3,675	3,275	3,191	3,209
Bankcard and other revolving plans	198	188	186	182	205
Other	749	797	867	934	1,000

Total consumer	5,659	5,440	5,090	5,010	5,065

Foreign loans	15	15	17	20	5

Other receivables	90	93	67	75	126

Total loans	$20,017	$19,529	$19,534	$19,222	$19,133

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 15

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Unaudited)

	Three Months Ended December 31, 2003			Three Months Ended December 31, 2002
(In thousands)	Average Balance	Amount of Interest (1)	Average Rate	Average Balance	Amount of Interest (1)	Average Rate
ASSETS
Money market investments	$1,276,303	$2,701	0.84%	$1,726,978	$6,222	1.43%
Securities:
Available for sale	4,112,031	46,209	4.46%	3,136,698	39,696	5.02%
Trading account	746,899	6,605	3.51%	549,928	5,428	3.92%

Total securities	4,858,930	52,814	4.31%	3,686,626	45,124	4.86%

Loans:
Loans held for sale	170,725	1,545	3.59%	264,333	2,708	4.06%
Net loans and leases (2)	19,368,569	295,612	6.06%	18,113,818	307,178	6.73%

Total loans and leases	19,539,294	297,157	6.03%	18,378,151	309,886	6.69%

Total interest-earning assets	25,674,527	352,672	5.45%	23,791,755	361,232	6.02%

Cash and due from banks	1,007,376			961,196
Allowance for loan losses	(281,587)			(270,119)
Goodwill	654,151			732,292
Core deposit and other intangibles	72,499			86,368
Other assets	1,634,648			1,632,376

Total assets	$28,761,614			$26,933,868

LIABILITIES
Interest-bearing deposits:
Savings and NOW	$3,153,567	4,735	0.60%	$2,705,831	6,339	0.93%
Money market super NOW	8,947,633	20,795	0.92%	8,695,620	33,824	1.54%
Time under $100,000	1,537,516	7,466	1.93%	1,826,479	13,085	2.84%
Time $100,000 and over	1,261,845	7,295	2.29%	1,419,399	11,078	3.10%
Foreign	236,379	484	0.81%	114,982	360	1.24%

Total interest-bearing deposits	15,136,940	40,775	1.07%	14,762,311	64,686	1.74%

Borrowed funds:
Securities sold, not yet purchased	555,778	5,371	3.83%	415,557	4,326	4.13%
Federal funds purchased and security repurchase agreements	2,504,845	5,472	0.87%	2,177,815	6,894	1.26%
Commercial paper	119,526	359	1.19%	345,894	1,658	1.90%
FHLB advances and other borrowings:
One year or less	37,847	163	1.71%	189,734	999	2.09%
Over one year	234,335	2,972	5.03%	240,941	3,128	5.15%
Long-term debt	1,560,761	13,694	3.48%	1,045,917	15,354	5.82%

Total borrowed funds	5,013,092	28,031	2.22%	4,415,858	32,359	2.91%

Total interest-bearing liabilities	20,150,032	68,806	1.35%	19,178,169	97,045	2.01%

Noninterest-bearing deposits	5,645,972			4,875,156
Other liabilities	425,033			486,895

Total liabilities	26,221,037			24,540,220
Minority interest	20,297			22,276
Total shareholders’ equity	2,520,280			2,371,372

Total liabilities and shareholders’ equity	$28,761,614			$26,933,868

Spread on average interest-bearing funds			4.10%			4.01%

Taxable-equivalent net interest income and net yield on interest-earning assets		$283,866	4.39%		$264,187	4.41%

(1)	Taxable-equivalent rates used where applicable.
(2)	Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 16

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Unaudited)

	Year Ended December 31, 2003			Year Ended December 31, 2002
(In thousands)	Average Balance	Amount of Interest (1)	Average Rate	Average Balance	Amount of Interest (1)	Average Rate
ASSETS
Money market investments	$1,342,663	$13,011	0.97%	$1,199,539	$18,625	1.55%
Securities:
Held to maturity	—	—		42,895	2,292	5.34%
Available for sale	3,736,095	171,523	4.59%	3,209,262	169,990	5.30%
Trading account	710,913	24,640	3.47%	610,546	22,107	3.62%

Total securities	4,447,008	196,163	4.41%	3,862,703	194,389	5.03%

Loans:
Loans held for sale	219,631	8,280	3.77%	209,905	9,437	4.50%
Net loans and leases (2)	19,105,002	1,204,856	6.31%	17,904,074	1,254,760	7.01%

Total loans and leases	19,324,633	1,213,136	6.28%	18,113,979	1,264,197	6.98%

Total interest-earning assets	25,114,304	1,422,310	5.66%	23,176,221	1,477,211	6.37%

Cash and due from banks	953,132			938,510
Allowance for loan losses	(281,679)			(266,638)
Goodwill	710,709			743,957
Core deposit and other intangibles	77,472			98,478
Other assets	1,629,606			1,605,993

Total assets	$28,203,544			$26,296,521

LIABILITIES
Interest-bearing deposits:
Savings and NOW	$2,984,064	19,114	0.64%	$2,555,019	26,516	1.04%
Money market super NOW	8,890,517	92,502	1.04%	8,021,182	138,078	1.72%
Time under $100,000	1,643,817	36,935	2.25%	1,910,922	62,136	3.25%
Time $100,000 and over	1,289,934	33,276	2.58%	1,486,702	50,481	3.40%
Foreign	185,981	1,664	0.89%	106,053	1,511	1.42%

Total interest-bearing deposits	14,994,313	183,491	1.22%	14,079,878	278,722	1.98%

Borrowed funds:
Securities sold, not yet purchased	537,929	20,441	3.80%	393,963	16,413	4.17%
Federal funds purchased and security repurchase agreements	2,604,802	25,473	0.98%	2,528,157	39,121	1.55%
Commercial paper	215,251	3,028	1.41%	358,591	7,479	2.09%
FHLB advances and other borrowings:
One year or less	144,516	1,912	1.32%	533,008	10,266	1.93%
Over one year	236,587	12,280	5.19%	240,448	12,444	5.18%
Long-term debt	1,277,378	57,269	4.48%	873,814	56,332	6.45%

Total borrowed funds	5,016,463	120,403	2.40%	4,927,981	142,055	2.88%

Total interest-bearing liabilities	20,010,776	303,894	1.52%	19,007,859	420,777	2.21%

Noninterest-bearing deposits	5,258,923			4,521,618
Other liabilities	443,879			404,485

Total liabilities	25,713,578			23,933,962
Minority interest	21,790			21,116
Total shareholders' equity	2,468,176			2,341,443

Total liabilities and shareholders' equity	$28,203,544			$26,296,521

Spread on average interest-bearing funds			4.14%			4.16%

Taxable-equivalent net interest income and net yield on interest-earning assets		$1,118,416	4.45%		$1,056,434	4.56%

(1)	Taxable-equivalent rates used where applicable.
(2)	Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

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